Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and other intangible assets
Goodwill and Other Intangible Assets
The following table presents an analysis of intangible assets broken down between goodwill, intangible assets with an indefinite life and intangible assets with a definite life for the years ended December 31, 2013, 2012 and 2011:

(U.S. dollars in thousands)	Goodwill	Intangible assets with an indefinite life	Intangible assets with a definite life	Total
Balance at December 31, 2010	$822,247	$15,366	$1,895	$839,508
Impairment	(429,020)	—	—	(429,020)
Amortization	—	—	(1,438)	(1,438)
Foreign Currency Translation	(1,729)	—	—	(1,729)
Balance at December 31, 2011	$391,498	$15,366	$457	$407,321
Amortization	—	—	(178)	(178)
Foreign Currency Translation	1,384	—	—	1,384
Balance at December 31, 2012	$392,882	$15,366	$279	$408,527
Amortization	—	—	(279)	(279)
Foreign Currency Translation	3,363	—	—	3,363
Balance at December 31, 2013	$396,245	$15,366	$—	$411,611

The Company has goodwill of $396.2 million at December 31, 2013, all related to the Reinsurance segment. The estimated fair values of the reporting units’ carrying goodwill exceeded their estimated net book values at December 31, 2013 and therefore no impairments were recorded during 2013. The Company recorded a non-cash impairment of $429.0 million during the fourth quarter of 2011 to write-off all of the goodwill associated with its Insurance segment reporting unit, as discussed further below. At December 31, 2013 and 2012, the ending goodwill balance is comprised of gross goodwill of $1.8 billion, offset by accumulated impairment charges of $1.4 billion.
The Company tests goodwill for impairment on an annual basis as of June 30, during the third quarter, and on an interim basis when certain events or circumstances exist. The Company tests for impairment at the reporting unit level in accordance with the authoritative guidance on intangibles and goodwill. For the Reinsurance segment, in which all the Company's goodwill resides, a reporting unit is one level below the business segment, while for Insurance, the segment traditionally was also the reporting unit. The first step is to identify potential impairment by comparing the estimated fair value of a reporting unit to its estimated book value, including goodwill. The fair value of each reporting unit is derived based upon valuation techniques and assumptions the Company believes market participants would use to value the business and this is then compared to the book value of the business. The Company derives the net book value of its reporting units by estimating the amount of shareholders’ equity required to support the activities of each reporting unit. The estimated fair values of the reporting units are generally determined utilizing methodologies that incorporate price-to-net-tangible-book and price-to-earnings multiples of certain comparable companies in the industry, from an operational and economic standpoint. If such individual reporting unit estimated fair values - combined with an estimate of an appropriate control premium - exceed their related individual reporting unit net book values, goodwill for those individual reporting units is not deemed to be impaired. A control premium represents the value an investor would pay above non-controlling interest transaction prices in order to obtain a controlling interest in the respective company.
However, if the margin calculated between the estimated reporting unit fair value and its net book value indicates a potential impairment or a “close call”, a further analysis of the reporting unit’s estimated fair value is performed, using an entity-specific discounted cash flow methodology. This methodology establishes fair value by estimating the present value of the projected future cash flows to be generated from the reporting unit. The discount rate applied to the projected future cash flows to arrive at the present value is intended to reflect all risks of ownership and the associated risks of realizing the stream of projected future cash flows. The discounted cash flow methodology uses the Company’s projections of financial performance for a ten-year period combined with an estimated terminal value. The most significant assumptions used in the discounted cash flow methodology are the discount rate, the terminal value and expected future revenues, gross margins and operating margins, which vary among reporting units. If the individual reporting units' net book values exceed their related individual reporting unit estimated fair values based on this additional methodology, the second step of the goodwill impairment testing process is performed to measure the amount of impairment.
During the third quarter of 2011, the Company completed its annual goodwill impairment testing based on Company and industry data as of June 30, 2011, which ultimately did not result in any goodwill impairments being recorded by the Company. Although the results of this analysis did not indicate the need for any impairment charges, management evaluated the sensitivity of the fair value calculations in the goodwill impairment test and concluded that relatively small changes to key assumptions such as the discount rate, terminal value, expected future revenues, gross margins and operating margins could result in a calculated fair value insufficient to support the current level of goodwill in certain businesses. Management also concluded that the prolonged weakened market conditions resulted in the range of calculated fair values used for testing impairment in the reporting units being sufficiently close to the current net book values to warrant quarterly analysis until market conditions improve.
At December 31, 2011, the Company updated its impairment analytics utilizing all of the methodologies discussed above. As a result of the analysis performed, the Company concluded that the indicated ranges of fair values of the reporting units within the Reinsurance segment in which goodwill is carried was sufficient to support their goodwill balances; however, the indicated fair value of the Insurance segment reporting unit was not sufficient to support its goodwill balance, and thus did not pass step one of the impairment testing process. Therefore step two was required to quantify the amount of goodwill impairment. Following the step two valuation process, the $429.0 million carrying value of goodwill was deemed to be impaired. As a result of the continued losses in certain businesses within the segment and continued low industry market valuations, the Company increased the rate of return a market participant would require from that used in previous goodwill testing and decreased the level of control premiums added to market value multiples for the insurance reporting unit. These factors taken together, led to the conclusion that the impairment was required. The assumptions utilized within the Reinsurance segment reporting unit valuations were not modified from those utilized during the third quarter as these units were not impacted by similar underperformance.